EXHIBIT 99.1

Payoneer appoints Barak Eilam to its Board of Directors

NEW YORK, NY – February 24, 2025 – Payoneer (NASDAQ: PAYO), the financial technology company empowering the world’s small and medium-sized businesses (SMBs) to transact, do business, and grow globally, today announced that its Board of Directors (“the Board”) has appointed Barak Eilam to the Board as a Class I director.

Barak has nearly three decades of experience building and scaling technology businesses. He most recently served as the CEO of NICE Ltd. (NASDAQ: NICE), a leading global enterprise software company specializing in analytics and AI solutions, from 2014 until December 2024.  During his tenure, NICE saw a significant expansion in its total addressable market and strong revenue growth.

Barak began his career at NICE in 1999 as an engineer and throughout his 25 years at the company held various senior executive positions in engineering, product management, and sales leadership, including President of NICE Americas.

Barak currently serves on the boards of FactSet Research Systems Inc. (NYSE: FDS | NASDAQ: FDS) and SimilarWeb Ltd. (NYSE: SMWB), as well as on the boards of the privately held companies HMH (f/k/a Houghton Mifflin Harcourt) and Cvent Inc. He holds a B.Sc. in Electrical Engineering from Tel Aviv University.

“I’m thrilled to welcome Barak to our Board”, said Payoneer CEO and Board member John Caplan. “Barak is a highly respected and successful leader with a substantial track record of driving growth and innovation at scale. We are confident that Barak’s experience as an executive and director will enable him to provide valuable insights, and the Board and I are looking forward to working with him as we continue to drive shareholder value.”

“I am honored to join Payoneer’s Board of Directors”, said Barak. “It is an exciting time for the company and I am looking forward to working with the leadership team as they build a global financial stack for businesses and entrepreneurs around the world.”

About Payoneer

Payoneer is the financial technology company empowering the world’s small and medium-sized businesses to transact, do business, and grow globally. Payoneer was founded in 2005 with the belief that talent is equally distributed, but opportunity is not. It is our mission to enable any entrepreneur and business anywhere to participate and succeed in an increasingly digital global economy. Since our founding, we have built a global financial stack that removes barriers and simplifies cross-border commerce. We make it easier for millions of SMBs, particularly in emerging markets, to connect to the global economy, pay and get paid, manage their funds across multiple currencies, and grow their businesses.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Payoneer, may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “plan,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in applicable laws or regulations; (2) the possibility that Payoneer may be adversely affected by geopolitical events and conflicts, such as Israel’s ongoing conflicts in the Middle East, and other economic, business and/or competitive factors; (3) changes in the assumptions underlying our financial estimates; (4) the outcome of any known and/or unknown legal or regulatory proceedings; and (5) other risks and uncertainties set forth in Payoneer’s Annual Report on Form 10-K for the period ended December 31, 2023 and future reports that Payoneer may file with the SEC from time to time. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.

Contacts:

Investor Contact:

Caius Slater

investor@payoneer.com

Media Contact:

Alison Dahlman

PR@payoneer.com